                         Table of Contents

                                  OVERVIEW
                        LETTER TO PARTNERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       6
                      FINANCIAL STATEMENTS       9
             NOTES TO FINANCIAL STATEMENTS      13
            REPORT OF INDEPENDENT AUDITORS      16

          OFFICERS AND IMPORTANT ADDRESSES      17

Our generations of money- management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO PARTNERS
January 19, 2001

Dear Partner,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

                  No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

-----------------------------------------------------------------------
One-year total return(1)                                      8.56%
-----------------------------------------------------------------------
Five-year average total return(1)                            20.57%
-----------------------------------------------------------------------
Ten-year average total return(1)                             17.87%
-----------------------------------------------------------------------
Life-of-Fund average total return(1)                         14.75%
-----------------------------------------------------------------------
Commencement date                                          12/16/76
-----------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all units of partnership interest at the end of the period, all at NAV.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Fund units, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                STANDARD & POOR'S 500 INDEX IS A
                                                                                                   BROAD-BASED MEASUREMENT OF
                                                                                               CHANGES IN STOCK MARKET CONDITIONS
                                                                                                BASED ON THE AVERAGE PERFORMANCE
                                                                                                   OF 500 WIDELY HELD COMMON
                                                                     EXCHANGE FUND+                         STOCKS.*
                                                                     --------------            ----------------------------------
12/31/90                                                                10000.00                            10000.00
3/31/91                                                                 11321.10                            11447.00
6/30/91                                                                 11179.60                            11422.00
9/30/91                                                                 11824.40                            12032.00
12/31/91                                                                12946.20                            13034.00
3/31/92                                                                 12546.60                            12706.00
6/30/92                                                                 12508.50                            12948.00
9/30/92                                                                 12779.40                            13356.00
12/31/92                                                                13512.60                            14025.00
3/31/93                                                                 13922.70                            14636.00
6/30/93                                                                 14032.60                            14705.00
9/30/93                                                                 14177.20                            15084.00
12/31/93                                                                14579.70                            15432.00
3/31/94                                                                 14061.20                            14852.00
6/30/94                                                                 14266.30                            14916.00
9/30/94                                                                 15166.70                            15645.00
12/31/94                                                                15279.20                            15642.00
3/31/95                                                                 17198.50                            17160.00
6/30/95                                                                 19233.80                            18793.00
9/30/95                                                                 19756.10                            20282.00
12/31/95                                                                20313.80                            21499.00
3/31/96                                                                 21369.10                            22652.00
6/30/96                                                                 22411.60                            23666.00
9/30/96                                                                 24278.20                            24392.00
12/31/96                                                                27669.00                            26422.00
3/31/97                                                                 28306.70                            27135.00
6/30/97                                                                 31700.60                            31862.00
9/30/97                                                                 35213.00                            34245.00
12/31/97                                                                32990.60                            35225.00
3/31/98                                                                 37377.40                            40128.00
6/30/98                                                                 37001.90                            41449.00
9/30/98                                                                 36808.60                            37334.00
12/31/98                                                                42677.00                            45271.00
3/31/99                                                                 43123.80                            47524.00
6/30/99                                                                 45418.20                            50868.00
9/30/99                                                                 44667.00                            47698.00
12/31/99                                                                47669.40                            54785.00
3/31/00                                                                 56975.70                            56030.00
6/31/00                                                                 62094.90                            54540.00
9/30/00                                                                 52743.20                            54015.00
12/31/00                                                                51760.10                            49794.00

This chart compares your fund's performance to that of the Standard & Poor's 500 Index.

This index is unmanaged broad-based, statistical composite and its returns do not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of the fund. The fund's performance assumes reinvestment of all distributions and is shown at net asset value. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:

(+) Confluence Technologies, Inc.
* Hypo(R) Provided by Towers Data, Bethesda, MD

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  97.9%
AEROSPACE & DEFENSE  0.6%
Honeywell International, Inc. ..............................   12,528   $   592,731
                                                                        -----------

ALUMINUM  0.4%
Alcan Aluminum, Ltd. .......................................   10,774       368,336
                                                                        -----------

AUTO PARTS & EQUIPMENT  0.2%
Dana Corp. .................................................   13,677       209,429
                                                                        -----------

BIOTECHNOLOGY  0.0%
Edwards Lifesciences Corp. (a)..............................    1,000        17,750
                                                                        -----------

COMPUTER HARDWARE  1.4%
International Business Machines Corp. ......................   15,016     1,276,360
                                                                        -----------
CONSTRUCTION & ENGINEERING  0.6%
Fluor Corp. ................................................   12,831       424,225
Massey Energy Corp. ........................................   12,831       163,595
                                                                        -----------
                                                                            587,820
                                                                        -----------
CONSUMER FINANCE  1.3%
Household International, Inc. ..............................   21,372     1,175,460
                                                                        -----------

ELECTRICAL COMPONENTS & EQUIPMENT  0.8%
SPX Corp. (a)...............................................    6,824       738,271
                                                                        -----------
FOREST PRODUCTS  2.1%
Georgia Pacific Corp. ......................................   37,376     1,163,328
Georgia Pacific Corp.--Timber Group.........................   18,688       559,472
Louisiana-Pacific Corp. ....................................   25,970       262,946
                                                                        -----------
                                                                          1,985,746
                                                                        -----------
HEALTH CARE DISTRIBUTORS & SERVICES  0.1%
Cardinal Health, Inc. ......................................    1,245       124,033
                                                                        -----------

HEALTH CARE EQUIPMENT  0.5%
Baxter International, Inc. .................................    5,000       441,562
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL GASES  4.7%
Air Products & Chemicals, Inc. .............................  109,090   $ 4,472,690
                                                                        -----------

INTEGRATED OIL & GAS  8.2%
Amerada Hess Corp. .........................................   21,200     1,548,925
BP Amoco PLC --ADR (United Kingdom).........................   33,876     1,621,813
Exxon Mobil Corp. ..........................................   53,151     4,620,815
                                                                        -----------
                                                                          7,791,553
                                                                        -----------
MULTI-LINE INSURANCE  4.3%
American International Group, Inc. .........................   41,688     4,108,874
                                                                        -----------

OFFICE ELECTRONICS  0.2%
IKON Office Solutions, Inc. ................................   86,993       217,483
                                                                        -----------

OIL & GAS DRILLING  0.2%
Transocean Sedco Forex, Inc. ...............................    3,113       143,198
                                                                        -----------

OIL & GAS EQUIPMENT & SERVICES  3.6%
Baker Hughes, Inc. .........................................   25,634     1,065,413
Halliburton Co. ............................................   30,320     1,099,100
Schlumberger Ltd. ..........................................   16,080     1,285,395
                                                                        -----------
                                                                          3,449,908
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION  1.6%
Apache Corp. ...............................................   11,406       799,133
Kerr-McGee Corp. ...........................................   10,900       729,619
                                                                        -----------
                                                                          1,528,752
                                                                        -----------
PACKAGED FOODS  1.8%
McCormick & Co., Inc. ......................................   48,259     1,740,340
                                                                        -----------

PHARMACEUTICALS  43.5%
American Home Products Corp. ...............................   56,000     3,558,800
Johnson & Johnson, Inc. ....................................   54,432     5,718,762
Merck & Co., Inc. ..........................................   50,376     4,716,453
Pfizer, Inc. ...............................................  350,047    16,102,162
Schering-Plough Corp. ......................................  195,374    11,087,475
                                                                        -----------
                                                                         41,183,652
                                                                        -----------
RESTAURANTS  0.1%
Luby's Cafeterias, Inc. ....................................   13,367        80,202
                                                                        -----------

SEMICONDUCTORS  19.6%
Intel Corp. ................................................  618,715    18,600,120
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY CHEMICALS  2.1%
International Flavors & Fragrances, Inc. ...................   49,712   $ 1,009,775
Lubrizol Corp. .............................................   37,620       968,715
                                                                        -----------
                                                                          1,978,490
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $7,332,741)..................................................    92,812,760
                                                                        -----------

REPURCHASE AGREEMENTS  2.2%
State Street Bank & Trust Co. ($2,134,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to be sold on 01/02/01 at $2,135,375
  (Cost $2,134,000)).................................................     2,134,000
                                                                        -----------

TOTAL INVESTMENTS  100.1%
  (Cost $9,466,741)..................................................    94,946,760
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)........................      (138,636)
                                                                        -----------

NET ASSETS  100.0%...................................................   $94,808,124
                                                                        ===========

(a) Non-income producing security.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $9,466,741).........................  $94,946,760
Receivables:
  Dividends.................................................       76,495
  Interest..................................................        1,031
Other.......................................................       52,420
                                                              -----------
    Total Assets............................................   95,076,706
                                                              -----------
LIABILITIES:
Payables:
  Custodian Bank............................................       50,797
  Investment Advisory Fee...................................       40,054
  Affiliates................................................        8,458
  Fund Shares Repurchased...................................        5,457
Managing General Partners' Retirement Plan..................      115,868
Accrued Expenses............................................       47,948
                                                              -----------
    Total Liabilities.......................................      268,582
                                                              -----------
NET ASSETS..................................................  $94,808,124
                                                              ===========
NET ASSETS ARE COMPRISED OF:
248,260 units of limited partnership interest...............  $93,471,897
3,425 units of non-managing general partnership interest....    1,289,540
124 units of managing general partnership interest..........       46,687
                                                              -----------
NET ASSETS..................................................  $94,808,124
                                                              ===========
NET ASSET VALUE PER UNIT ($94,808,124 divided by 251,809
  units of partnership interest outstanding)................  $    376.51
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $5,543)......  $  1,043,207
Interest....................................................       134,012
                                                              ------------
    Total Income............................................     1,177,219
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       533,732
Managing General Partners' Fees and Related Expenses........        55,349
Custody.....................................................         9,836
Legal.......................................................         1,859
Other.......................................................        93,240
                                                              ------------
    Total Expenses..........................................       694,016
    Less Credits Earned on Overnight Cash Balances..........           173
                                                              ------------
    Net Expenses............................................       693,843
                                                              ------------
NET INVESTMENT INCOME.......................................  $    483,376
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  6,907,325
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    84,367,221
  End of the Period.........................................    85,480,019
                                                              ------------
Net Unrealized Appreciation During the Period...............     1,112,798
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  8,020,123
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  8,503,499
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $   483,376          $   487,860
Net Realized Gain................................      6,907,325            1,777,935
Net Unrealized Appreciation During the Period....      1,112,798            7,819,763
                                                     -----------          -----------
Change in Net Assets from Operations.............      8,503,499           10,085,558
                                                     -----------          -----------
Distributions from Net Investment Income.........       (336,592)            (352,177)
Distributions from Net Realized Gain.............       (144,772)            (136,841)
                                                     -----------          -----------
Total Distributions..............................       (481,364)            (489,018)
                                                     -----------          -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      8,022,135            9,596,540
                                                     -----------          -----------
FROM PARTNERSHIP UNIT TRANSACTIONS:
Proceeds from Units Issued Through Dividend
  Reinvestment...................................         90,340               80,661
Cost of Units Repurchased........................     (7,509,250)          (3,389,034)
                                                     -----------          -----------
NET CHANGE IN NET ASSETS FROM PARTNERSHIP UNIT
  TRANSACTIONS...................................     (7,418,910)          (3,308,373)
                                                     -----------          -----------
TOTAL INCREASE IN NET ASSETS.....................        603,225            6,288,167
NET ASSETS:
Beginning of the Period..........................     94,204,899           87,916,732
                                                     -----------          -----------
End of the Period................................    $94,808,124          $94,204,899
                                                     ===========          ===========
CHANGE IN PARTNERSHIP UNITS OUTSTANDING:
Units Issued Through Dividend Reinvestment.......            228                  245
Units Repurchased................................        (18,804)             (10,219)
                                                     -----------          -----------
Decrease in Partnership Units Outstanding........        (18,576)              (9,974)
                                                     ===========          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE UNIT OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               YEAR ENDED DECEMBER 31, (A)
                                     -----------------------------------------------
                                      2000      1999      1998      1997      1996
                                     -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $348.41   $313.59   $243.54   $205.35   $151.88
                                     -------   -------   -------   -------   -------
  Net Investment Income............     1.85      1.77      2.01      1.91      1.49
  Net Realized and Unrealized
    Gain...........................    28.06     34.82     69.32     37.56     53.26
                                     -------   -------   -------   -------   -------
Total from Investment Operations...    29.91     36.59     71.33     39.47     54.75
                                     -------   -------   -------   -------   -------
Less:
  Distributions from Net Investment
    Income.........................     1.28      1.28      1.28      1.28      1.28
  Distributions from Net Realized
    Gain...........................      .53       .49       -0-       -0-       -0-
                                     -------   -------   -------   -------   -------
Total Distributions................     1.81      1.77      1.28      1.28      1.28
                                     -------   -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $376.51   $348.41   $313.59   $243.54   $205.35
                                     =======   =======   =======   =======   =======

Total Return (b)...................    8.56%    11.48%    29.36%    19.23%    36.21%
Net Assets at End of the Period (In
  millions)........................  $  94.8   $  94.2   $  87.9   $  70.3   $  61.8
Ratio of Expenses to Average Net
  Assets...........................     .65%      .75%      .74%      .75%      .93%
Ratio of Net Investment Income to
  Average Net Assets...............     .45%      .53%      .73%      .80%      .87%
Portfolio Turnover.................       0%        0%        0%        0%        0%

(a) Based on average units outstanding.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Exchange Fund (the "Fund"), a California limited partnership, is a partnership registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks long-term growth of capital. The production of current income is a secondary objective. The Fund commenced investment operations on December 16, 1976.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Managing General Partners. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.

    At December 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $5,204,527, the aggregate gross unrealized appreciation is $89,756,993 and the aggregate gross unrealized depreciation is $14,760, resulting in net unrealized appreciation on long- and short-term investments of $89,742,233.

E. DISTRIBUTION OF INCOME AND GAINS Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $173 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $1,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $11,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $13,400. Transfer agency fees are determined through negotiations with the Fund's Managing General Partners and are based on competitive benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Managing General Partners of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of approximately $500 plus a fee of $250 per Board meeting attended.

    The Managing General Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's assets. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with more than five but less than ten years of service at retirement will receive a prorated benefit. Under the Plan, for the Managing General Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

    At December 31, 2000, the Adviser and Van Kampen Exchange Corp., as nonmanaging general partners of the Fund, owned 354 and 3,071 units of partnership interest, respectively.

3. PARTNERSHIP UNIT TRANSACTIONS

Partners of the Fund may redeem units at any time. The net asset value of units redeemed, other than redemptions under a systematic withdrawal plan, may be paid in cash or securities, at the option of the Fund, and will ordinarily be paid in whole or in part in securities. The Fund's valuation will determine the quantity of securities tendered. The Fund will select securities for tender in redemptions based on tax or investment considerations.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $-0- and $6,928,748, respectively.

5. NET ASSETS

At December 31, 2000, net assets include the following:

Net paid in capital on units of beneficial interest.........    $ 9,328,105
Net unrealized appreciation on investments..................     85,480,019
                                                                -----------
Total net assets............................................    $94,808,124
                                                                ===========

REPORT OF INDEPENDENT AUDITORS

To the Managing General Partners and Limited Partners of Van Kampen Exchange
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Exchange Fund, a California Limited Partnership (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to December 31, 2000 were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Exchange Fund as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 16, 2001

OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EXCHANGE FUND
(A CALIFORNIA LIMITED PARTNERSHIP)

MANAGING GENERAL PARTNERS

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   Chief Executive Officer

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President, Principal Legal Officer and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICE AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST CO.
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

NON-MANAGING GENERAL PARTNERS

VAN KAMPEN EXCHANGE CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.